Concentrations of Credit Risk	12 Months Ended
Dec. 31, 2012
Concentrations of Credit Risk
Concentrations of Credit Risk

12.      Concentrations of Credit Risk

The Company’s transmission and storage and gathering operations include FERC-regulated interstate pipelines and storage service for Equitable Gas Company, LLC, a subsidiary of EQT Corporation, as well as other utility and end users customers located in the northeastern United States. The Company also provides service to customers engaged in commodity procurement and delivery, including large industrial, utility, commercial and institutional customers and certain marketers primarily in the Appalachian and mid-Atlantic regions.

Approximately 87% and 49% of third party accounts receivable balances of $3.7 million and $5.1 million as of December 31, 2012 and 2011, respectively, represent amounts due from marketers. The Company manages the credit risk of sales to marketers by limiting the Company’s dealings to those marketers who meet specified criteria for credit and liquidity strength and by actively monitoring these accounts. The Company may request a letter of credit, guarantee, performance bond or other credit enhancement from a marketer in order for that marketer to meet the Company’s credit criteria. The Company did not experience any significant defaults on accounts receivable during the years ended December 31, 2012, 2011 and 2010.